UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2021
Synalloy Corporation
(Exact name of registrant as specified in its charter)

Delaware		0-19687		57-0426694
(State or other jurisdiction of incorporation or organization)		(Commission File Number)		(I.R.S. Employer Identification No.)

4510 Cox Road,	Suite 201,
Richmond,	Virginia			23060
(Address of principal executive offices)				(Zip Code)
		(804)	822-3260
(Registrant's telephone number, including area code)

Inapplicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $1.00 per share	SYNL	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On October 25, 2021, Synalloy Corporation ("Synalloy" or the "Company") filed a Current Report on Form 8-K (the "Initial Report") with the Securities and Exchange Commission ("SEC") announcing it had closed on a transaction to acquire DanChem Technologies, Inc ("DanChem") pursuant to that certain Stock Purchase Agreement, dated October 22, 2021 (the "Acquisition"), and indicating that the Company intended to provide the required Item 9.01(a) Financial Statements of Business Acquired and Item 9.01(b) Pro Forma Financial Information through an amendment to the Initial Report no later than 71 days from the date on which such Report was required to be filed.

This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) amends the Initial Report to provide the financial statements and pro forma financial information referred to in parts (a) and (b) of Item 9.01 below relating to the Acquisition that were previously omitted from the Initial Report as permitted by Item 9.01(a)(3) and 9.01(b)(2). This Amendment No. 1 does not amend any other item of the Initial Report and all other information previously reported in or filed with the Initial Report is hereby incorporated by reference to this Amendment No. 1. This Amendment No. 1 should be read in connection with the Initial Report.

Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired
The following audited financial statements of DanChem (with independent auditors' report thereon) are attached hereto as Exhibit 99.1 and incorporated by reference herein:
•Balance Sheet as of December 31, 2020
•Statement of Income for the year ended December 31, 2020
•Statement of Changes in Stockholders' Equity for the year ended December 31, 2020
•Statement of Cash Flows for the year ended December 31, 2020
•Notes to Financial Statements

The following unaudited condensed financial statements of DanChem are attached hereto as Exhibit 99.2 and incorporated by reference herein:
•Balance Sheet as of September 30, 2021
•Statement of Income for the nine months ended September 30, 2021
•Statement of Changes in Stockholders' Equity for the nine months ended September 30, 2021
•Statement of Cash Flows for the nine months ended September 30, 2021
•Notes to Unaudited Financial Statements

(b) Pro Forma Financial Information
The following unaudited pro forma financial information of Synalloy is attached hereto as Exhibit 99.3 and incorporated by reference hereto:
•Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet as of September 30, 2021
•Unaudited Pro Forma Combined Consolidated Statement of Operations and Comprehensive Loss for the year ended December 31, 2020
•Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations for the nine months ended September 31, 2021
•Notes to Unaudited Pro Forma Combined Financial Information

The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the Acquisition occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the Company will experience after the Acquisition.

(d) Exhibits

Exhibit Number	Description of Exhibit
23.1	Consent of RSM US LLP
99.1	Audited financial statements of DanChem Technologies, Inc. for the year ended December 31, 2020
99.2	Unaudited condensed financial information of DanChem Technologies, Inc. for the nine months ended September 30, 2021
99.3	Unaudited pro forma information of Synalloy Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

Dated: January 4, 2022	By: /s/ Aaron M. Tam
Aaron M. Tam
Chief Financial Officer